UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2008
Date of Report (Date of earliest event reported)

NEXTGEN BIOSCIENCE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	Not Applicable
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, 36 Spital Square, London, E1 6DY, England
(Address of principal executive offices)

+44(0)+207+297+8186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD-LOOKING STATEMENTS

Much of the information included in this Current Report on Form 8-K (the “Current Report”) includes or is based upon estimates, projections or other “forward looking statements”. Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. These statements relate to future events or our future financial performance. In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue or the negative of those terms or other comparable terminology. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Such estimates, projections or other forward looking statements involve various risks and uncertainties and other factors, including the risks in the section titled “Risk Factors” below, that may cause our or our Company’s actual results, levels of activities, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. We caution the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other forward looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform those statements to actual results.

As used in this Current Report: (i) the terms the “Company”, “our company”, “we”, “us”, “our” and “NextGen” refer to NextGen Bioscience Inc., (formerly InfraBlue (US) Inc.), a Nevada corporation, and its subsidiaries, unless the context requires otherwise; and (ii) all dollar amounts refer to United States dollars unless otherwise indicated.

Item 1.01      Material Definitive Agreement

Oxon Asset Purchase Agreement

We entered into an intellectual property asset purchase agreement dated January 31, 2008 (the “2008 Asset Purchase Agreement”) with Oxon Life Science Limited (“Oxon”) pursuant to which we agreed to purchase a third patent application and associated intellectual property rights from Oxon in consideration of the issuance to Oxon of 22,000,000 shares of our common stock. The following summary of the 2008 Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the 2008 Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The acquisition of the third patent application and associated intellectual property rights was completed concurrent with the execution of the 2008 Asset Purchase Agreement on January 31, 2008, as disclosed in greater detail in Item 2.01 of this Current Report on Form 8-K.

Subscription Agreement for Units

We entered into a subscription agreement with St. Moritz Institute of Switzerland Limited (the “Investor”) pursuant to which the Investor agreed to purchase 4,000,000 units at a price of $0.125 per unit. Lars Christansen, who is a control person of Oxon, is also a control person of the Investor. Each unit consists of one share of our common stock and one share purchase warrant exercisable to acquire one additional share of our common stock at a price of $0.25 per share expiring two years from the date of issuance. The subscription agreement is dated January 31, 2008 and we anticipate receiving funds from the Investor in the near future. As a result, we will issue, on receipt of funds, 4,000,000 shares of our common stock and 4,000,000 share purchase warrants to the Investor. The total proceeds from this offering will be $500,000. We completed this offering pursuant to Rule 903(a) and (b)(3) of Regulation S of the Act. A copy of the subscription agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K

We also borrowed $10,000 from the Investor on January 29, 2008, which amount is repayable with interest at the rate of 10% per annum on May 29, 2008.

Karen Jervis Employment Agreement and Incentive Agreement

On January 31, 2008, we entered into an executive employment agreement (the “Employment Agreement”) with Dr. Karen Elizabeth Jervis with respect to the appointment of Dr. Jervis as an executive officer of the Company. The following summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Pursuant to the terms of the Employment Agreement, Dr. Jervis will serve as our Chief Executive Officer effective February 1, 2008. Dr. Jervis will perform such duties and responsibilities as set out in the Employment Agreement and as our board of director’s may from time to time reasonably determine and assign as is customarily performed by persons in an executive position. Dr. Jervis will report directly to our Chairman and be directly responsible to our board of directors. Dr. Jervis has agreed to devote sufficient time, attention and skills as may reasonably be required to the affairs of the Company and to use her best endeavours to promote the interests of the Company at all times pursuant to the terms of the Employment Agreement. A more detailed description of Dr. Jervis’ duties and responsibilities is as described in Section 4 of the Employment Agreement. Dr. Jervis will generally work from her home in Scotland.

In consideration for Dr. Jervis’s services, we have agreed to pay Dr. Jervis a monthly fee which shall be paid in equal monthly instalments in arrears on or before the last working day of each calendar month in accordance with the schedule as set out in section 8 of the Employment Agreement as follows:

  £3,750 per month from the Commencement Date to 30th April 2008;

  £4,000 per month to 31st July 2008;

  £6,667 per month to 31st July 2009; and

  £8,333 per month to 31st July 2010.

In addition, we have agreed to reimburse Dr. Jervis for all reasonable expenses and other expenses properly authorized by the Chairman incurred by Dr. Jervis in proper performance of her duties to the Company.

The term of Dr. Jervis’ employment shall commence from February 1, 2008 (the “Commencement Date”) and will terminate on July 31, 2010 (the “Termination Date”). The Employment Agreement may be terminated prior to the Termination Date by either party upon delivery of a three-month notice in writing. A more detailed description of the termination of the Employment Agreement is as described in Section 17 of the Employment Agreement.

Pursuant to the terms of the Employment Agreement, Dr. Jervis has also entered into an Incentive Agreement with the Company on January 31, 2008. The following summary of the Incentive Agreement does not purport to be complete and is qualified in its entirety by reference to the Incentive Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

The key objectives of the role of Dr. Jervis are to focus on the following areas;

  to keep expenses under control

  to run the day to day business of the Company.

  to raise new money.

  to seek and obtain grants.

  to seek and provide exit strategies for the Company’s drug targets.

Pursuant to the terms of the Incentive Agreement and as an incentive to Dr. Jervis for achieving the objectives of the role of Dr. Jervis as our Chief Executive Officer more specifically described in the Incentive Agreement, we have agreed to:

  issue up to a maximum of 3,000,000 shares of common stock of the Company without additional payment, which shares will be issuable on the basis of 1,000,000 shares for every $10,000,000 financing raised by the Company (i.e. 1,000,000 shares to be issued on $10,000,000 being reached, a further 1,000,000 shares to be issued on $20,000,000 being reached, and a further 1,000,000 shares to be issued on $30,000,000 being reached);

  issue up to a maximum of 1,500,000 shares of common stock of the Company without additional consideration, which shares will be issuable on the basis of 500,000 shares on every $1,000,000 grant received by the Company (i.e. 500,000 shares to be issued on $1,000,000 being reached, a further 500,000 shares to be issued on $2,000,000 being reached, and a further 500,000 shares to be issued on $3,000,000 being reached);

  issue 1,500,000 shares of common stock of the Company without any additional consideration for every successful exit (“Exit”) from the receipt of sale proceeds or receipt of stage payments, royalties or other payments in respect of each such Exit (“Cash Compensation”) from third parties, in stages as set out in Section 3 of the Incentive Agreement as follows:

    500,000 shares to be issued on $1,000,000 of Cash Compensation for a particular Exit being reached;

    a further 500,000 shares to be issued on $6,000,000 of Cash Compensation for a particular Exit being reached; and

    a further 500,000 shares to be issued on $15,000,000 of Cash Compensation for a particular Exit being reached.

  The shares issuable above shall apply to a maximum of five Exits of targets by the Company.

We are obligated to issue the shares to be awarded to Dr. Jervis under the Incentive Agreement on or about 31st July 2010.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01      Completion of Acquisition or Disposition of Assets.

Acquisition of the Oxon Assets on January 31, 2008

We completed the acquisition of a third patent application and associated intellectual property rights from Oxon pursuant to the 2008 Asset Purchase Agreement on January 31, 2008 concurrently with the execution the 2008 Asset Purchase Agreement. The third patent application relates to the development of therapies for treatment of certain types of cancer. The patent application and associated intellectual property rights were acquired in consideration for the issuance by us to Oxon of 22,000,000 shares of our common stock. As a result of the completion of this acquisition, Oxon holds 36,000,000 shares of our common stock, representing approximately 22.55% of our outstanding shares.

The patent application is entitled “Method for inducing breast carcinoma stem cell death” and was filed with the Danish patent office under Patent Application No PA 2007 01846, patent application reference P2039EP00. The patent application is an improved method for the purification of undifferentiated stem cells from solid breast carcinomas that are normally resistant to conventional therapies. Such stem cells are valuable for identifying new tumour markers and novel therapeutic targets both for early diagnosis and for targeted therapeutic strategies. Such therapeutic strategies are based on cytokine neutralizing antibodies against interleukin-4 (IL-4) and interleukin-10 (IL-10) and antibodies reactive with HMW-MAA which are found in high levels in stem cells from solid breast carcinomas.

There is no assurance that we will be able to obtain a patent in respect of the subject matter that forms the basis of the patent application. Further, the intellectual property rights acquired are unproven and there is no assurance that we will be able to establish that the improved method that is the subject matter of the patent application will be an effective and safe method of treating cancer.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 – Unregistered Sales of Equity Securities.

We have completed the following issuances of securities without registration under the Securities Act of 1933 (the “Securities Act”):

  We issued 22,000,000 shares of our common stock pursuant to the 2008 Asset Purchase Agreement to Oxon in an offshore transaction (as defined in Rule 902 under Regulation S under the Securities Act) in reliance on Regulation S under the Securities Act, based upon representations made by Oxon in the 2008 Asset Purchase Agreement. All shares issued are “restricted securities” and have been endorsed with legends confirming their status as “restricted securities”.

  We completed an offering of 2,508,292 shares of our common stock (post-split) at a price of $0.0625 per share (post-split) to five investors on December 19, 2007. The total proceeds from this offering were $156,768. We completed this offering pursuant to Rule 903(a) and (b)(3) of Regulation S of the Act. The sale of these securities was completed as an “offshore transaction”, as defined in Rule 902(h) of Regulation S, on the basis that: (i) the investor was outside of the United States at the time the offer to purchase the units was made; and (ii) at the time the subscription agreement for the securities was executed, the investor was outside of the United States or we had a reasonable belief that the investor was outside of the United States. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States. The investor represented to us that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. Person. The investor represented its intention to acquire the securities for investment only and not with a view toward distribution. Appropriate legends have been affixed to the stock certificates and the warrant certificates issued to the investor in accordance with Regulation S confirming that the securities cannot be resold or transferred other than pursuant to Regulation S, registration under the Securities Act or an exemption from the registration requirements of the Securities Act. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to the investor.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02      Appointment of Officers and Compensatory Arrangements of Certain Officers.

We have entered into an executive employment agreement (the “Employment Agreement”) with Dr. Karen Elizabeth Jervis , as described above in Item 1.01 of this Current Report on Form 8-K, whereby Dr. Jervis will serve as the Chief Executive Officer of the Company. Pursuant to the appointment of Dr. Jervis as our Chief Executive Officer, we have also entered into an incentive agreement (the “Incentive Agreement”) with Dr. Jervis. The terms of the Employment Agreement and the Incentive Agreement are as summarized in Item 1.01 of this Current Report on Form 8-K.

Prior to the appointment of Dr. Jervis as our Chief Executive Officer, we had entered into a consulting agreement (the “Consulting Agreement”) with Dr. Jervis pursuant to which Dr. Jervis had agreed to provide certain consulting services to us in the area of scientific advice in connection with the business of the evaluation, acquisition and development of patents in the field of health care drug treatments offered by us and our associated companies for a period of one year effective from January 1, 2008. In consideration for her services under the Consulting Agreement, Dr. Jervis will receive 100,000 shares of our common stock. This event was reported in our annual report on Form 10-KSB filed with the Commission on January 24, 2008 and a copy of the Consulting Agreement filed therein as Exhibit 10.12 and incorporated as reference to this Current Report on Form 8-K.

The appointment of Dr. Jervis as our Chief Executive Officer was approved by written consent resolutions of the board of directors of the Company on January 31, 2008. Concurrent with this appointment, Konstantinos Kardiasmenos assumed the office of Head of Business Development. Following the appointment of Dr. Jervis, the Company’s current officers are as follows:

	Name	Title	Officer Since
1.	Dr. Karen Elizabeth Jervis	Chief Executive Officer	February 1, 2008
2.	Konstantinos Kardiasmenos	President, Director, Chief Financial Officer, Secretary and Treasurer; Head of Business Development	November 12, 2007
3.	David Cooper	Chairman of the Board	November 12, 2007
4.	Graham May	Chief Operating Officer	January 9, 2008

Dr. Jervis, who most recently served on the Company’s Scientific Advisory Board, will direct, in her new role as Chief Executive Officer, the Company’s growth in its business of identifying, evaluating, and acquiring potential blockbuster cancer drugs, and then marketing them to big pharmaceutical companies. Dr. Jervis previously has served as Head of Business Development for the Viragen Group, where she directed the development of that company’s early pre-clinical product portfolio, and established strategic external collaborations with academic, industrial and public sector organisations. Karen Jervis has substantial experience in business development and technology licensing in the field of biotechnology. She worked for Viragen (Scotland) from 1997-2007, holding positions such as Projects Manager, Director of Product Development, Head of Business Development (Europe) and ultimately Vice President and Managing Director of the company. Dr. Jervis obtained her Ph.D. in Protein Biochemistry from the University of Glasgow, her MBA from the University of Edinburgh, and her B.Sc. (Honours) from Napier University.

SECTION 8 – OTHER EVENTS

Item 8.01      Other Events

We borrowed $20,000 from a shareholder on January 29, 2008, which amount is repayable with interest at the rate of 10% per annum on May 29, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro Forma Consolidated Financial Statements.

None.

(c) Exhibits.

Copies of the following documents are included as exhibits to this Current Report.

Exhibit Number	Description of Exhibit
10.1(1)	Intellectual Property Asset Purchase Agreement dated January 31, 2008 between the Company and Oxon Life Science Limited
10.2(1)	Form of Regulation S Subscription Agreement for 4,000,000 Unit Offering
10.3(1)	Employment Agreement between the Company and Dr. Karen Elizabeth Jervis dated January 31, 2008
10.4(1)	Incentive Agreement between the Company and Dr. Karen Elizabeth Jervis dated January 31, 2008

(1) Filed as an exhibit to this current report on Form 8-K.

__________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTGEN BIOSCIENCE INC.

Date: February 6, 2008	/s/ Graham May
Graham May

Chief Operating Officer